                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 26, 2001
                       -----------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
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             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-53404                    52-2029487
------------------------     ---------------------       ----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (302) 478-6160
                                                      --------------

Item 5. Other Events.
--------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF and Class AV Certificateholders with respect to the November 26, 2001 Distribution Date.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
--------------------------------------------------------------------------

                  The quarterly financial statements for the period ended September 30, 2001 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on November 14, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EQUITY ONE ABS, INC.



                                             By: /s/ James H. Jenkins
                                                 -------------------------------
                                                  James H. Jenkins,
                                                  Senior Vice President and CFO


Dated:  November 28, 2001

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                        Statement to Certificateholders
                                November 26, 2001
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---------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL        BEGINNING                                                                               ENDING
               FACE          PRINCIPAL                                                   REALIZED     DEFERRED      PRINCIPAL
CLASS          VALUE          BALANCE        PRINCIPAL       INTEREST        TOTAL        LOSSES      INTEREST       BALANCE
---------------------------------------------------------------------------------------------------------------------------------
 AF1       43,004,000.00   39,924,743.19   1,649,894.49      90,496.08    1,740,390.57        0.00        0.00      38,274,848.70
 AF2       31,329,000.00   31,329,000.00           0.00     141,424.33      141,424.33        0.00        0.00      31,329,000.00
 AF3       18,000,000.00   18,000,000.00           0.00      91,980.00       91,980.00        0.00        0.00      18,000,000.00
 AF4       28,000,000.00   28,000,000.00           0.00     155,913.33      155,913.33        0.00        0.00      28,000,000.00
 AV1       90,292,000.00   88,611,410.87   1,361,397.03     209,516.76    1,570,913.79        0.00        0.00      87,250,013.84
  R                 0.00            0.00           0.00           0.00            0.00        0.00        0.00               0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS    210,625,000.00  205,865,154.06   3,011,291.52     689,330.50    3,700,622.02        0.00        0.00     202,853,862.54
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 X        210,626,025.00  207,125,138.03           0.00          21.80           21.80        0.00        0.00     204,988,315.50
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------  -----------------------
                      FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------------  -----------------------
                                                                                                                        CURRENT
                         BEGINNING                                                    ENDING                           PASS-THRU
CLASS     CUSIP          PRINCIPAL        PRINCIPAL      INTEREST       TOTAL        PRINCIPAL            CLASS           RATE
--------------------------------------------------------------------------------------------------------  -----------------------
 AF1    294754 AC0       928.39603735    38.36607037    2.10436425   40.47043461    890.02996698           AF1         2.550000%
 AF2    294754 AD8     1,000.00000000     0.00000000    4.51416675    4.51416675  1,000.00000000           AF2         5.417000%
 AF3    294754 AE6     1,000.00000000     0.00000000    5.11000000    5.11000000  1,000.00000000           AF3         6.132000%
 AF4    294754 AF3     1,000.00000000     0.00000000    5.56833321    5.56833321  1,000.00000000           AF4         6.682000%
 AV1    294754 AG1       981.38717572    15.07771486    2.32043548   17.39815033    966.30946086           AV1         2.660000%
--------------------------------------------------------------------------------------------------------  -----------------------
TOTALS                   977.40132491    14.29693303    3.27278576   17.56971879    963.10439188
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------  -----------------------
  X     N/A              983.37865907     0.00000000    0.00010350    0.00010350    973.23355696            X          0.000000%
--------------------------------------------------------------------------------------------------------  -----------------------


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           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Robert Wainwright
                JPMorgan Chase Bank - Structured Finance Services
                             450 West 33 St, 14 fl.
                            New York, New York 10001
                               Tel: (212)946-7551
                       Email: robert.wainwright@chase.com



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                                                                     Page 2 of 6
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                November 26, 2001
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Sec. 4.03(a)(i)    Funds Allocable to Certificate Principal

                     Group I Scheduled Principal                      100,707.20
                     Group I Curtailments                              11,683.30
                     Group I Prepayments                            1,122,489.67
                     Group I Liquidation Proceeds                           0.00
                     AF Available Distributable Excess Spread         415,014.32

                     Group II Scheduled Principal                      44,431.61
                     Group II Curtailments                              5,226.84
                     Group II Prepayments                             853,489.28
                     Group II Liquidation Proceeds                          0.00
                     AV-1 Available Distributable Excess Spread       458,249.30

Sec. 4.03(a)(ii)   Interest Distribution Amounts

                     Interest Distribution - AF-1                      90,496.08
                     Unpaid Interest - AF-1                                 0.00
                     Remaining Unpaid Interest - AF-1                       0.00

                     Interest Distribution - AF-2                     141,424.30
                     Unpaid Interest - AF-2                                 0.00
                     Remaining Unpaid Interest - AF-2                       0.00

                     Interest Distribution - AF-3                      91,980.00
                     Unpaid Interest - AF-3                                 0.00
                     Remaining Unpaid Interest - AF-3                       0.00

                     Interest Distribution - AF-4                     155,913.33
                     Unpaid Interest - AF-4                                 0.00
                     Remaining Unpaid Interest - AF-4                       0.00

                     Interest Distribution - AV-1                     209,516.76
                     Unpaid Interest - AV-1                                 0.00
                     Remaining Unpaid Interest - AV-1                       0.00

Sec. 4.03(a)(iii)  Available Funds Shortfall

                     Class AF Available Funds Shortfall                     0.00
                     Class AV-1 Available Funds Shortfall                   0.00

Sec. 4.03(a)(v)    Pool Principal Balances

                     Group I Beginning Pool Balance               118,032,612.50
                     Group I Ending Pool Balance                  116,797,732.33
                     Group II Beginning Pool Balance               54,092,525.53
                     Group II Ending Pool Balance                  88,190,583.17


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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                November 26, 2001
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Sec. 4.03(a)(vi)           Servicing Fee

                                   Group I Servicing Fee                                                 49,180.26
                                   Group II Servicing Fee                                                37,122.39

Sec. 4.03(a)(viii)         Delinquency Advances

                                   Group I Delinquency Advances Included in Current Distribution              0.00
                                   Group I Recouped Adances Included in Current Distribution              1,491.22
                                   Group I Aggregate Amount of Advances Outstanding                     132,398.62
                                   Group II Delinquency Advances Included in Current Distribution        34,180.07
                                   Group II Recouped Adances Included in Current Distribution                 0.00
                                   Group II Aggregate Amount of Advances Outstanding                    171,995.43


Section 4.03(a)(ix)A       Group I and Group II Loans Delinquent

--------------------------------------------------------------------------------
                                    Group 1
--------------------------------------------------------------------------------
 Period         Number               Principal Balance             Percentage
--------------------------------------------------------------------------------
 0-30 days         202                   19,256,547.23               16.49%
31-60 days          22                    1,704,367.05                1.46%
61-90 days           6                      746,940.90                0.64%
 91+ days            4                      504,928.38                0.43%
  Total            234                   22,212,783.56               19.02%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Group 2
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 Period         Number               Principal Balance             Percentage
--------------------------------------------------------------------------------
 0-30 days          88                   12,070,597.66               13.69%
31-60 days          15                    1,704,712.90                1.93%
61-90 days           5                      536,552.25                0.61%
 91+ days            1                      160,650.00                0.18%
  Total            109                   14,472,512.81               16.41%
--------------------------------------------------------------------------------

Sec. 4.03(a)(ix)B          Group I and Group II Loans in Foreclosure

               ----------------------------------------------------
                                    Group 1
               ----------------------------------------------------
               Number         Principal Balance          Percentage
               ----------------------------------------------------
                  0                   0.00                  0.00%
               ----------------------------------------------------


               ----------------------------------------------------
                                    Group 2
               ----------------------------------------------------
               Number         Principal Balance          Percentage
               ----------------------------------------------------
                  0                   0.00                  0.00%
               ----------------------------------------------------



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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                November 26, 2001
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Sec.4.03(a)(x), (xi)  Group I and Group II Loans in REO

               -----------------------------------------------------------------
                                              Group 1
               -----------------------------------------------------------------
               Number              Principal Balance                  Percentage
               -----------------------------------------------------------------
                    0                           0.00                       0.00%
               -----------------------------------------------------------------



               -----------------------------------------------------------------
                                              Group 2
               -----------------------------------------------------------------
               Number              Principal Balance                  Percentage
               -----------------------------------------------------------------
                    0                           0.00                       0.00%
               -----------------------------------------------------------------


                         Market Value of Group I REO Loans                           0.00
                         Market Value of Group II REO Loans                          0.00


Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of
                    the Three Largest Loans

                         Group I Three Largest Loans                         1,409,238.56
                         Group II Three Largest Loans                        1,240,647.35



Sec. 4.03(a)(xiii)  Net WAC Cap Carryover

                         Class AF Net WAC Cap Carryover Amounts Due                  0.00
                         Class AF Net WAC Cap Carryover Amounts Paid                 0.00
                         Class AV Net WAC Cap Carryover Amounts Due                  0.00
                         Class AV Net WAC Cap Carryover Amounts Paid                 0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans w/Original
                    Terms <= 36 Months 60+ Delinquent

                         Group I Aggregate Principal Balance of Balloon Loans        0.00
                         Group I Aggregate Principal Balance of Balloon Loans        0.00


Sec. 4.03(a)(xv),(xxiii) Loan Losses

                         Group I Current Period Loan Losses                          0.00
                         Group I Cumulative Loan Losses                              0.00
                         Group II Current Period Loan Losses                         0.00
                         Group II Cumulative Loan Losses                             0.00

Sec. 4.03(a)(xvi)   Reserve Fund

                         Beginning Balance of Reserve Fund                           0.00
                         Funds Withdrawn From Reserve Fund for Distribution          0.00
                         Ending Balance of Reserve Fund                              0.00

Sec. 4.03(a)(xvii)  Number of Loans Repurchased

                         Group I Number of Loans Repurchased                         0.00
                         Group II Number of Loans Repurchased                        0.00

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                November 26, 2001
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Sec. 4.03(a)(xviii)      Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                   Group I Weighted Average Mortgage Rate                                                       9.80
                                   Group II Weighted Average Mortgage Rate                                                      9.69

Sec. 4.03(a)(xix)        Weighted Average Remaining Term of Outstanding Loans

                                   Group I Weighted Average Remaining Term                                                    323.00
                                   Group II Weighted Average Remaining Term                                                   358.00

Sec. 4.03(a)(xx)         Overcollateralization Amounts

                                   Class AF Overcollateralization Target Amount                                         3,910,829.40
                                   Class AF Overcollateralization Amount                                                1,193,883.63
                                   Class AV-1 Overcollateralization Target Amount                                       6,997,693.04
                                   Class AV-1 Overcollateralization Amount                                                940,569.33
                                   Weighted Average Overcollateralization Target Amount                                 5,239,521.20

Sec. 4.03(a)(xxi)        Distributable Excess Spread Included in Distribution

                                   Class AF Distributable Excess Spread                                                   415,014.32
                                   Class AV-1 Distributable Excess Spread                                                 458,249.30

Sec. 4.03(a)(xxii)       Amount of Funds Collected by Trustee under Yield Maintenance Agreement                                 0.00

Sec. 4.03(a)(xxiv)       Spread Account Excess

                                   Class AF Spread Account Excess                                                               0.00
                                   Class AV-1 Spread Account Excess                                                             0.00
                                   Allocation to Class X Holders                                                                0.00

Sec. 4.03(a)(xxv)        Spread Account Balances

                                   Class AF Spread Account Balance                                                              0.00
                                   Class AF Spread Account Draw                                                                 0.00
                                   Class AF Spread Account Ending Balance                                                       0.00

                                   Class AV-1 Spread Account Balance                                                            0.00
                                   Class AV-1 Spread Account Draw                                                               0.00
                                   Class AV-1 Spread Account Ending Balance                                                     0.00

Sec. 3A.05               Capitalized Interest Account

                                   Capitalized Interest Account Balance                                                         0.00
                                   Capitalized Interest Account Deposit                                                         0.00
                                   Capitalized Interest Requirement                                                             0.00
                                   Allocation to Class AV-1 Holders                                                             0.00




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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                                November 26, 2001
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Sec. 3A.05          Pre-Funding Account

                              Original Pre-Funded Amount           35,000,000.00
                              Subsequent Transfer Amount           35,001,205.37
                              Pre-Funding Account Balance                   0.00









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